UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 13, 2020

(Date of earliest event reported)

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, without par value	BLL	NYSE

Item 1.01. Entry Into a Material Definitive Agreement.

Underwriting Agreement

On August 10, 2020, Ball Corporation, an Indiana corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) among the Company, the subsidiary guarantors party thereto (the “Guarantors”) and Goldman Sachs & Co. LLC, as representative of the several underwriters named therein (the “Underwriters”), in connection with the Company’s previously announced underwritten public offering (the “Offering”) of $1,300,000,000 in aggregate principal amount of 2.875% Senior Notes due 2030 (the “Notes”). The Notes were offered and sold pursuant to a prospectus, dated March 6, 2018, forming a part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-223456), and a prospectus supplement, dated August 10, 2020.

The Underwriting Agreement includes customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company, the Guarantors and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Company intends to use the net proceeds from the Offering to repay outstanding borrowings under its revolving credit facilities and for general corporate purposes, which may include potential investments in strategic alliances and acquisitions, the repurchase or redemption of debt, including its 5.00% Senior Notes due 2022, working capital, share repurchases, pension contributions or capital expenditures.

An affiliate of Deutsche Bank Securities Inc. is the administrative agent and collateral agent under the credit agreement governing the Company’s existing term loan and revolving credit facilities (the “Credit Agreement”), and several of the Underwriters, including Goldman Sachs & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BNP Paribas Securities Corp., Mizuho Securities USA LLC, Rabo Securities USA, Inc., SMBC Nikko Securities America, Inc., UniCredit Capital Markets LLC, Barclays Capital Inc., Credit Agricole Securities (USA) Inc., HSBC Securities (USA) Inc., KeyBanc Capital Markets Inc., PNC Capital Markets LLC, Santander Investment Securities Inc., Scotia Capital (USA) Inc., TD Securities (USA) LLC and U.S. Bancorp Investments, Inc., or their affiliates, are lenders under the Credit Agreement and, as a result, they will receive a portion of the net proceeds from the Offering.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The above description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Indenture

On August 13, 2020, the Company completed the Offering and the Notes were issued under an Indenture, dated November 27, 2015 (the “Base Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by a Thirteenth Supplemental Indenture, dated August 13, 2020, among the Company, the Guarantors and the Trustee with respect to the Notes (the “Thirteenth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Indenture and the form of the Notes, which are attached as exhibits to the Thirteenth Supplemental Indenture, provide, among other things, that the Notes are senior unsecured obligations of the Company.

Interest is payable on the Notes on February 15 and August 15 of each year beginning on February 15, 2021. The Notes will mature on August 15, 2030.

The Company may redeem the Notes at any time in whole, or from time to time in part, prior to May 15, 2030 (three months prior to the maturity date of the Notes), at its option at the “make-whole” redemption price. The Company may also redeem the Notes at any time in whole, or from time to time in part, on and after May 15, 2030 (three months prior to the maturity date of the Notes) at its option at a price equal to 100% of the principal amount of the Notes being redeemed. In each case, the Company will also pay accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Company’s payment obligations under the Notes are fully and unconditionally guaranteed on an unsecured senior basis by substantially all of its existing domestic subsidiaries, and will be guaranteed by all of its future domestic subsidiaries that are guarantors of its other indebtedness, subject to certain exclusions. The Notes are not guaranteed by any of the Company’s foreign subsidiaries.

Subject to certain limitations, in the event of a change of control repurchase event, the Company will be required to make an offer to purchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to but excluding the date of repurchase. The Indenture also contains certain limitations on the Company’s ability to incur liens and enter into sale lease-back transactions, as well as customary events of default.

A copy of the Base Indenture is incorporated by reference as Exhibit 4.1 to this Current Report on Form 8-K, and a copy of the Thirteenth Supplemental Indenture is attached hereto as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The above description of the material terms of the Indenture, the Thirteenth Supplemental Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Notes and the Indenture is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting agreement, dated August 10, 2020, among Ball Corporation, the subsidiary guarantors party thereto and Goldman Sachs & Co. LLC, as representative of the several underwriters named therein
4.1	Indenture, dated as of November 27, 2015, by and between Ball Corporation and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.7 to Ball Corporation’s Registration Statement on Form S-3, dated November 27, 2015)
4.2	Thirteenth Supplemental Indenture, dated August 13, 2020, among Ball Corporation, the guarantors named therein and Deutsche Bank Trust Company Americas
4.3	Form of Ball Corporation’s 2.875% Senior Notes due 2030 (included in Exhibit 4.2 hereto)
5.1	Opinion of Charles E. Baker
5.2	Opinion of Todd A. Mikesell
5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Charles E. Baker (included in Exhibit 5.1)
23.2	Consent of Todd A. Mikesell (included in Exhibit 5.2)
23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.3)
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

	By:	/s/Charles E. Baker
		Name:	Charles E. Baker
		Title:	Vice President, General Counsel and Corporate Secretary

Date: August 13, 2020

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